UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7th 2023

Authentic Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52047	11-3746201
(State or Other jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

50 Division Street, Suite 501, Somerville, NJ., 08876

(Address of Principal Executive Offices) (Zip Code)

732-695-4389

(Registrant s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events.

Item 8.01 Other Events.

The registrant may, at its option, disclose under this Item 8.01 any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders. The registrant may, at its option, ﬁle a report under this Item 8.01 disclosing the nonpublic information required to be disclosed by Regulation FD (17 CFR 243.100 through 243.103).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
(b)	Pro forma financial information.
(c)	Shell company transactions.
(d)	Exhibits.

2

Index to Exhibits

EXHIBIT 1.01	Letter of Intent to Form Joint Venture
EXHIBIT 104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

3

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Authentic Holdings, Inc

Date: July 10th, 2023	By:	/s/ Chris H. Giordano
President

4

Exhibit No.	Description
1.01	Letter of Intent to Form Joint Venture

5